Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,222.37
Total Transaction Valuation	14,515,778.27
Total Offset Amount	0.00
Net Fee	$ 2,222.37